UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 11, 2010
EXTERRAN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive,		77060
Houston, Texas

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(281) 836-7000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Amendment to Second Amended and Restated Omnibus Agreement
     In connection with the conveyances, contributions and distributions of specified assets contemplated by the Contribution, Conveyance and Assumption Agreement dated July 26, 2010 (the “Contribution Agreement”), as described in the Current Report on Form 8-K filed on July 28, 2010 by Exterran Holdings, Inc. (“Exterran” or “we”), on August 11, 2010, we entered into an amendment to the Second Amended and Restated Omnibus Agreement, dated as of November 10, 2009 (the “Omnibus Agreement”), by and among us, Exterran Energy Solutions, L.P., Exterran GP LLC (“GP LLC”), Exterran General Partner, L.P. (“GP”), EXLP Operating LLC and Exterran Partners, L.P. (the “Partnership”). The Omnibus Agreement is hereby incorporated by reference to Exhibit 10.27 to our Annual Report on Form 10-K filed on February 25, 2010. The description of the Omnibus Agreement is hereby incorporated by reference to our Definitive Proxy Statement on Schedule 14A filed on March 29, 2010. The amendment amends the Omnibus Agreement to, among other things, extend the term of the caps on the Partnership’s obligation to reimburse us for selling, general and administrative costs and operating costs we allocate to the Partnership based on such costs we incur on the Partnership’s behalf for an additional year such that the caps will now terminate on December 31, 2011.
Relationships
     Each of the parties to the Omnibus Agreement, other than us, is our direct or indirect subsidiary. As a result, certain individuals, including officers and directors of us and GP LLC, serve as officers and/or directors of more than one of such entities. Also, we indirectly hold (as of the date of this Form 8-K, and after giving effect to the completion of the transactions described in the Contribution Agreement) 74% of the limited partner interest in the Partnership through our subsidiaries and an approximate 2% general partner interest and incentive distribution rights in the Partnership through our indirect ownership of GP, the general partner of the Partnership.

Item 8.01	Other Events
     On August 12, 2010, we announced the closing of the transaction contemplated by the Contribution Agreement and described in Item 1.01 above. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated August 12, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.
August 12, 2010	By:	/s/ J. Michael Anderson
J. Michael Anderson
Senior Vice President, Chief Financial Officer and Chief of Staff

Exhibit Index

Exhibit No.	Description
99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated August 12, 2010